As filed with the Securities and Exchange Commission on May 28, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
___________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
May 28, 2013
___________________________
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 North Tryon Street Charlotte, North Carolina 28255
(Address of principal executive offices)

(704) 386-5681
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On May 28, 2013, Bank of America Corporation (the “Corporation”) issued a news release announcing that it had submitted redemption notices for the following securities:

•
the Corporation's 6.70% Noncumulative Perpetual Preferred Stock, Series 6 (the “Series 6 Preferred Stock”), including the depositary shares representing 1/40th interest in one share of the Series 6 Preferred Stock, and

•
the Corporation's 6.25% Noncumulative Perpetual Preferred Stock, Series 7 (the “Series 7 Preferred Stock”), including the depositary shares representing 1/40th interest in one share of the Series 7 Preferred Stock.

The news release contains additional information about the securities to be redeemed, including the redemption prices, the redemption dates, payment of dividends, trading symbols, CUSIP numbers, and procedures for redemption. A copy of the news release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibit is filed herewith.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	News Release dated May 28, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Ross E. Jeffries, Jr.
Ross E. Jeffries, Jr.
Corporate Secretary and Associate General Counsel

Dated: May 28, 2013

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	News Release dated May 28, 2013

4